UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2020, Clearwater Paper Corporation (“Clearwater Paper” or the “Company”) announced that Arsen S. Kitch was elected President and Chief Executive Officer and will join the Company’s Board of Directors, effective as of April 1, 2020 (the “Effective Date”). Linda K. Massman will no longer serve as President and Chief Executive Officer as of the Effective Date. She will remain on the Board of Directors through the Company’s 2020 annual stockholders meeting.

Mr. Kitch, age 38, has served as the Company’s Senior Vice President, General Manager, Consumer Products Division since May 2018 and served as Vice President, General Manager, Consumer Products Division from January 2018 to May 2018. He served as the Company’s Vice President, Finance and Vice President Financial Planning and Analysis from January 2015 through December 2017, and served as Senior Director, Strategy and Planning from August 2013 through December 2014. Mr. Kitch was with Nestlé, a food manufacturer, from 2011 to 2013 including as a Finance Director in his final position. Mr. Kitch earned a Bachelor of Science in Business Administration from the University of California, Berkeley and an MBA from Stanford University.

Mr. Kitch will no longer serve as the Company’s Senior Vice President, General Manager, Consumer Products Division, as of the Effective Date.

Mr. Kitch will serve as a Class I director with a term expiring at the Company’s 2021 annual meeting. He will not serve on any of the Company’s existing committees.

There was no arrangement or understanding between Mr. Kitch and any other person pursuant to which Mr. Kitch was elected as a director. There are no transactions or relationships between the Company and Mr. Kitch that are reportable under Item 404(a) of Regulation S-K.

Mr. Kitch will not receive additional compensation for his service as an employee director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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